UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 2, 2014

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 2, 2014, Real Goods Solar, Inc., a Colorado corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with unaffiliated investors identified therein (each, an “Investor” and collectively, the “Investors”), relating to a private placement by the Company of units consisting of an aggregate of 2,919,351 shares of the Company’s Class A common stock (“Common Stock”) and Common Stock Purchase Warrants (“Warrants”) to purchase up to 1,313,708 shares of Common Stock, at a purchase price of $2.40 per unit, or approximately $7.0 million in the aggregate. Each unit consists of one share of Common Stock and a warrant to purchase 0.45 shares of Common Stock at an exercise price of $3.19 per share underlying the Warrants. Eight of the Investors are affiliated with the lead placement agent the Company retained for the Private Placement (as defined below). The transactions contemplated by the Securities Purchase Agreement (collectively, the “Private Placement”), including the issuance of the Common Stock and the Warrants, are not a “public offering” as defined in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and meet the requirements to qualify for exemption under Regulation D promulgated under the Securities Act. The closing of the Private Placement is subject to customary closing conditions and the Company and each Investor has a right to terminate the Securities Purchase Agreement if the closing has not occurred within 5 business days after execution of the Securities Purchase Agreement. There can be no assurance that the Company will successfully close the Private Placement.

Roth Capital Partners, LLC served as lead placement agent and Maxim Group LLC served as co-placement agent in connection with the Private Placement.

Upon closing of the Private Placement, the Company will issue the Warrants. The Warrants will be exercisable, in whole or in part, at an initial exercise price per share of $3.19 and may be exercised in a cashless exercise. The exercise price and number of shares of Common Stock issuable under the Warrants are subject to anti-dilutive adjustments upon the occurrence of certain events, such as stock splits. The Warrants may be exercised upon the election of the holder at any time beginning six months after issuance and for a period of five years thereafter. The Company may not issue any shares of Common Stock upon exercise of the Warrants if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue in the Private Placement under applicable NASDAQ rules unless the Company first obtains shareholder approval to such issuance. The Warrants contain provisions concerning the assumption of the Warrants in connection with a Fundamental Transaction (as defined in the Warrant), and mandatory and voluntary redemption of the Warrants under certain circumstances.

Upon closing of the Private Placement, the Company will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors, which sets forth the rights of the Investors to have their shares of Common Stock purchased in the Private Placement and shares of Common Stock issuable upon exercise of the Warrants registered with the Securities and Exchange Commission (the “SEC”) for public resale under the Securities Act.

Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement with the SEC (the “Registration Statement”) within 35 days after the closing of the Private Placement, registering the total number of shares of Common Stock purchased in the Private Placement and the shares of Common Stock issuable upon exercise of the Warrants. The Company will be required to have the Registration Statement declared effective within 90 days after the date of the closing of the Private Placement. The Company will also be required to maintain the effectiveness of the Registration Statement until the earlier to occur of (i) the fifth anniversary of the effectiveness of the Registration Statement or (ii) the date on which all of the registrable securities covered by the Registration Rights Agreement have been sold or transferred in a manner that they may be resold without subsequent registration under the Securities Act.

The Registration Rights Agreement further provides that in the event that (i) the Company has not filed the Registration Statement or a final prospectus within the prescribed time period, (ii) the SEC has not declared effective the Registration Statement within the prescribed time period, (iii) the Registration Statement ceases to be effective and available to the investors under certain circumstances, and (iv) the Company fails to timely file all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended, other than Current Reports on Form 8-K, the Company shall pay to the holders of registrable securities, on the occurrence of each such event and on each monthly anniversary thereof until the applicable event is cured, an amount in cash equal to 1.0% of the aggregate purchase price paid by such Investor multiplied by the percentage of such Investor’s registrable securities that are not covered by the Registration Statement, up to a maximum of 10.0% of such aggregate purchase price.

The Securities Purchase Agreement, the Registration Rights Agreement and the Warrants contain ordinary and customary provisions for agreements of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable. The foregoing descriptions of the Securities Purchase Agreement, the Warrants and the Registration Rights Agreement do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the Securities Purchase Agreement, the form of Warrant and the form of Registration Rights Agreement which are filed as Exhibits 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The disclosures set forth in Item 3.02 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 3.02.

On July 2, 2014, the Company agreed, subject to satisfaction of certain conditions contained in the Securities Purchase Agreement, to issue and sell an aggregate of 2,919,351 shares of Common Stock and Warrants to purchase an aggregate of 1,313,708 shares of Common Stock for an aggregate purchase price of approximately $7.0 million in cash.

Investors represented in writing that they were accredited investors and acquired the securities for their own accounts. A legend will be placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein is a compilation of presentation materials made available to the Investors for discussion purposes in connection with the Private Placement discussed in Item 1.01 of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 4.1	Form of Warrant to be issued to the Investors under the Securities Purchase Agreement, dated July 2, 2014, among Real Goods Solar, Inc. and such Investors

Exhibit 10.1	Securities Purchase Agreement, dated July 2, 2014, among Real Goods Solar, Inc. and the Investors thereunder

Exhibit 10.2	Form of Registration Rights Agreement to be entered into among Real Goods Solar, Inc. and the Investors under the Securities Purchase Agreement, dated July 2, 2014, among Real Goods Solar, Inc. and such Investors

Exhibit 99.1	Press Release, issued by Real Goods Solar, Inc. on July 3, 2014

Exhibit 99.2	Presentation Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: July 3, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 4.1	Form of Warrant to be issued to the Investors under the Securities Purchase Agreement, dated July 2, 2014, among Real Goods Solar, Inc. and such Investors

Exhibit 10.1	Securities Purchase Agreement, dated July 2, 2014, among Real Goods Solar, Inc. and the Investors thereunder

Exhibit 10.2	Form of Registration Rights Agreement to be entered into among Real Goods Solar, Inc. and the Investors under the Securities Purchase Agreement, dated July 2, 2014, among Real Goods Solar, Inc. and such Investors

Exhibit 99.1	Press Release, issued by Real Goods Solar, Inc. on July 3, 2014

Exhibit 99.2	Presentation Materials